UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): July 12, 2022

DELTA APPAREL, INC.
(Exact name of registrant as specified in its charter)

Georgia
(State or Other Jurisdiction of Incorporation)

1-15583		58-2508794
(Commission File Number)		(IRS Employer Identification No.)

2750 Premiere Pkwy., Suite 100 Duluth, Georgia	30097
(Address of principal executive offices)	(Zip Code)

(678) 775-6900
(Registrant's Telephone Number Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Large accelerated filer	Accelerated filer	Non-accelerated filer	Smaller reporting company	Emerging growth company
☐	☒	☐	☒	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	DLA	NYSE American

Item 2.02.       Results of Operations and Financial Condition.

On July 12,  2022, Delta Apparel, Inc. (the "Company") issued a press release containing a discussion of the Company's preliminary results of operations for its June quarter ended July 2, 2022.

A copy of the press release is attached as Exhibit 99.1 hereto and is also made available through the Company's website at www.deltaapparelinc.com.

Item 9.01.       Financial Statements and Exhibits.

             (d) Exhibits.

Exhibit Number	Description

99.1	Press release issued by Delta Apparel, Inc. on July 12, 2022. The information contained in the attached exhibit is unaudited and should be read in conjunction with Delta Apparel, Inc.'s annual and quarterly reports filed with the U.S. Securities and Exchange Commission.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereinto duly authorized.

DELTA APPAREL, INC.

Date:	July 12, 2022	/s/ Simone C. Walsh
Simone C. Walsh
Chief Financial Officer